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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 7, 2003


                                 HOMESTORE, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                     000-26659                 95-4438337
 (State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)

                            30700 RUSSELL RANCH ROAD
                       WESTLAKE VILLAGE, CALIFORNIA 91362
                    (Address of principal executive offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (805) 557-2300

    ------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 9.  REGULATION FD DISCLOSURE

        The information filed by Homestore, Inc. under "Item 5. Other Events and Regulation FD Disclosure" in the Form 8-K filed with the Securities and Exchange Commission (the "SEC") on May 8, 2003 (the "Original Form 8-K") was intended to have been furnished under "Item 12. Results of Operations and Financial Condition," and included under "Item 9. Regulation FD Disclosure" in accordance with SEC Release No. 33-8216 (March 27, 2003). This Form 8-K/A otherwise incorporates by reference herein the text and exhibits included in the Original Form 8-K.

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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment the report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  HOMESTORE, INC.

Date: May 14, 2003                           By:  /s/ LEWIS R. BELOTE, III
                                                  ------------------------------
                                                  Lewis R. Belote, III
                                                  Chief Financial Officer

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                                  EXHIBIT INDEX

99.1 Press release dated May 7, 2003 of Homestore, Inc. (Incorporated by reference to the registrant's Form 8-K filed with the SEC on May 8, 2003, which this Form 8-K/A is amending.)

99.2 Transcript of prepared remarks of May 7, 2003 Homestore, Inc. conference call. (Incorporated by reference to the registrant's Form 8-K filed with the SEC on May 8, 2003, which this Form 8-K/A is amending.)